UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2004

HUAYANG INTERNATIONAL HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-30173 (Commission File Number)	58-1667944 (IRS Employer Identification Number)
386 Qingnian Avenue Shenyang, China (Address of Principal Executive Offices)		110004 (Zip Code)

Registrant’s telephone number, including area code 011-86-24-2318-0688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 29, 2004 the following directors of the Registrant resigned from the Board of Directors:

Wang Shao Hua

Yu Yin Tian

Yin Liang Pei

Wang Yun Fen

Wang Yu Fei

The resignations were not the result of any known disagreements with the Registrant on any matter relating to the Registrant operations, policies or practices.

On September 29, 2004, Gao Wan Jun, the sole remaining member of the Board of Directors, appointed the following persons to fill the vacancies on the Board created by the resignations of the previous directors:

Guo Yuan Wang.  Mr. Guo was the founder and President of Xin Jiang YaKeLa Carbon Black Limited, a company he started in 1999.  Prior to 1999, he was a senior manager of an oil and gas production division for China National Petroleum Corporation, the parent company of PetroChina (NYSE: PTR).  Mr. Guo began his career with China National Petroleum Corporation in 1980. He obtained his bachelor’s degree in petroleum engineering in 1980 from the University of Petroleum in China.

Lun Xing.  Mr. Xing began his career with Xin Jiang YaKeLa Carbon Black Limited in 2000 as an assistant plant manager. Currently, he is responsible for overall production, engineering, research and development, quality control, procurement, and the day-to-day operations of YaKeLa.  Before joining YaKeLa, Mr. Xing began his career at Chongqing Yongchuan as maintenance engineer in 1985.  He spent fifteen years at the Chongqing Yongchuan Chemical Production Company as operations manager, production manager and maintenance manager for carbon black plant.  He obtained his bachelor’s degree in Chemical Engineering from Sichuan Luzhou Chemical Colledge.

Mei Qi Zhang.  Ms. Zhang has been the financial controller of Xin Jiang YaKeLa Carbon Black Limited since 2001. Prior to that time she held several positions with Xinjiang Tianke Chemical Company as accountant, accounting directors, and financial controller.  She obtained her bachelor’s degree in accounting from Xinjiang Communication College in China.

Liang Min Zhou. Mr. Zhou began his career with Xin Jiang YaKeLa Carbon Black Limited as manager of quality control. Prior to joining YaKeLa, he held various positions with the Chongqing Yongchuan Chemical Production Company, including controls engineer and manager of automation.  Mr. Zhou obtained his bachelor’s degree in electrical engineering from Sichuan Chengdu Scientific University.

Qing Guang Kong.  Mr. Kong began his career in 2001 with Xin Jiang YaKeLa Carbon Black Limited as an engineering manager in the production department. Subsequently he assumed the duties of manager for quality control and new product research and development.  He is the Director of Production in YaKeLa and is responsible for production engineering at the carbon black production plants.  Prior to joining YaKeLa, he held numerous positions at the Chongqing Yongchuan Chemical Production Company, including process engineer, associate director and director.  Mr. Kong obtained his bachelor’s degree in Chemical Engineering from Chongqing Chemical College.

On September 30, 2004, following the appointment of the successor members of the Board of Directors, Gao Wan Jun resigned from the Board of Directors of the Registrant.  The resignation of Gao Wan Jun was not the result of any known disagreement with the Registrant on any matter relating to the Registrant operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUAYANG INTERNATIONAL HOLDINGS INC. (Registrant)

Date: October 13, 2004	By: /s/ Guo Yuan Wang, Director

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